EXHIBIT 99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Matthew Kelmon, President & Chief Executive Officer of Kelmoore Strategic Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   November 4, 2003                /s/ Matthew Kelmon
     ----------------------             ----------------------------------------
                                        Matthew Kelmon, President & Chief
                                        Executive Officer
                                        (principal executive officer)


I, Tamara Beth Wendoll, Secretary & Treasurer of Kelmoore Strategic Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 4, 2003                 /s/ Tamara Beth Wendoll
     ----------------------             ------------------------------------
                                        Tamara Beth Wendoll, Secretary &
                                        Treasurer
                                        (principal financial officer)